TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 5

dated December 19, 2008

to the May 1, 2008 Statement of Additional Information (SAI)

CHANGE TO THE CHAIRMAN OF THE BOARD OF MANAGERS

Effective January 1, 2009, Mr. Maceo K. Sloan, an incumbent Manager, will replace Ms. Nancy L. Jacob as Chairman of TIAA Separate Account VA-1’s (“VA-1”) Management Committee. Ms. Jacob will continue to serve on VA-1’s Management Committee. Additionally, Mr. Sloan no longer serves as a director of M&F Bancorp, Inc. Therefore, the chart under the section entitled “Disinterested Managers” on pages B-10 and B-11 of the SAI should be revised to reflect these changes.

Also effective January 1, 2009, Ms. Nancy A. Eckl, an incumbent Committee member, will replace Mr. Sloan as Chair of VA-1’s Audit and Compliance Committee. Mr. Sloan will continue to serve on the Committee. At that same time, Ms. Eckl will become a member of VA-1’s Executive Committee. These changes should be reflected in the section entitled “Committees” on pages B-13 and B-14 of the SAI, as applicable.

UPDATE TO MANAGER INFORMATION

In the chart entitled “Disinterested Managers” on page B-10 of the SAI, with respect to Forrest Berkley, the column “Other Directorships Held by Manager” should be replaced in its entirety with the following:

“Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee member, Gulf of Maine Research Institute, the Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

A11803 (12/08)